TEMPUR SEALY PROVIDES UPDATED HISTORICAL FINANCIAL INFORMATION
BASED ON NEW BUSINESS SEGMENTS

Tempur Sealy International, Inc. (the "Company") has updated its historical financial information for 2014 and 2013 in line with its new business segments.

The Company has updated its business segment reporting in light of the progress made in 2013 and 2014 integrating Sealy Corporation and its historical subsidiaries ("Sealy") into its business. Going forward, the Company will provide reportable business segment net sales, gross profit and operating income data for “North America” and “International” segments. “North America” includes results for the U.S. and Canada, and “International” includes everything outside the U.S. and Canada. Corporate operating expenses will not be included in either of the reportable business segments and will be presented separately as a reconciling item to the Company's results. Historically, the Company's reportable business segments were as follows: Tempur North America (Tempur US and Tempur Canada); Tempur International (Tempur businesses outside of the U.S. and Canada, which also sell Sealy branded products); and Sealy (on a global basis). The majority of corporate operating expenses were included in the Tempur North America reportable business segment, and a portion of corporate operating expenses were included in the Sealy reportable business segment.

Additionally, the Company has updated its channel reporting categories. Going forward, the Company will provide channel level net sales data for “Retail” and “Other”. “Retail” is unchanged from the Company’s prior classification and “Other” now includes direct-to-consumer, third party distributors, hospitality, and health care customers. Historically, the Company has provided channel level net sales data using the following categories: Retail (furniture and bedding retailers, department stores and warehouse clubs, among others); Direct (sales to consumers directly through our e-commerce platforms, company-owned stores, and our call centers); and Other (third party distributors, hospitality, and healthcare customers).

The Company will continue to provide product net sales data by "Bedding" and "Other". "Bedding" includes mattresses, foundations and adjustable foundations and "Other" includes pillows and various other comfort products.

SELECTED FINANCIAL INFORMATION
(unaudited)

The following tables present consolidated and recast reportable business segment net sales, gross profit and operating income data for 2014 and 2013, by quarter and full year. The information presented for the Company is for all periods, except for Sealy, which is for all periods since March 18, 2013, the date the Company completed the acquisition of Sealy. In addition, the information presented only reflects the recategorization of net sales, gross profit and operating income data and no other adjustments to the historical information have been made.

($ in millions) (unaudited)

For the three months ended March 31, 2014:	Consolidated	North America	International	Corporate
Net sales	$701.9	$552.6	$149.3	$—
Gross profit	269.5	186.2	83.3	—
Operating income / (expense)	62.4	53.1	33.5	(24.2)

For the three months ended June 30, 2014:	Consolidated	North America	International	Corporate
Net sales	$715.0	$577.9	$137.1	$—
Gross profit	268.3	194.7	73.6	—
Operating income / (expense)	50.3	48.8	24.3	(22.8)

For the three months ended September 30, 2014:	Consolidated	North America	International	Corporate
Net sales	$827.4	$685.3	$142.1	$—
Gross profit	318.5	243.9	74.6	—
Operating income / (expense)	87.1	86.4	26.1	(25.4)

For the three months ended December 31, 2014:	Consolidated	North America	International	Corporate
Net sales	$745.5	$589.1	$156.4	$—
Gross profit	294.1	210.0	84.1	—
Operating income / (expense)	76.5	66.7	34.9	(25.1)

For the year ended December 31, 2014:	Consolidated	North America	International	Corporate
Net sales	$2,989.8	$2,404.9	$584.9	$—
Gross profit	1,150.4	834.8	315.6	—
Operating income / (expense)	276.3	255.0	118.8	(97.5)

($ in millions) (unaudited)

For the three months ended March 31, 2013:	Consolidated	North America	International	Corporate
Net sales	$390.1	$268.3	$121.8	$—
Gross profit	188.4	112.8	75.6	—
Operating income / (expense)	44.5	42.0	31.8	(29.3)

For the three months ended June 30, 2013:	Consolidated	North America	International	Corporate
Net sales	$660.6	$530.2	$130.4	$—
Gross profit	254.9	181.8	73.1	—
Operating income / (expense)	44.0	46.6	28.6	(31.2)

For the three months ended September 30, 2013:	Consolidated	North America	International	Corporate
Net sales	$735.5	$601.7	$133.8	$—
Gross profit	298.7	225.8	72.8	0.1
Operating income / (expense)	81.2	77.1	29.0	(24.9)

For the three months ended December 31, 2013:	Consolidated	North America	International	Corporate
Net sales	$678.1	$526.8	$151.3	$—
Gross profit	272.9	189.8	83.2	(0.1)
Operating income / (expense)	74.1	63.3	35.3	(24.5)

For the year ended December 31, 2013:	Consolidated	North America	International	Corporate
Net Sales	$2,464.3	$1,927.0	$537.3	$—
Gross Profit	1,014.9	710.2	304.7	—
Operating Income	243.8	229.0	124.7	(109.9)

SUMMARY OF CHANNEL SALES
(unaudited)

The following tables provide consolidated and recast reportable segment net sales by channel for 2014 and 2013, by quarter and full year. The information presented for the Company is for all periods, except for Sealy, which is for all periods since March 18, 2013, the date the Company completed the acquisition of Sealy. The Company has reclassified certain prior-period amounts outside of the segment change in Retail and Other net sales to conform to current period presentation. The reclassifications were not material and do not materially impact previously reported channel level net sales.

($ in millions) (unaudited)

For the three months ended March 31, 2014:	Consolidated	North America	International
Retail	$641.7	$526.9	$114.8
Other	60.2	25.7	34.5
	$701.9	$552.6	$149.3

For the three months ended June 30, 2014:	Consolidated	North America	International
Retail	$655.4	$552.9	$102.5
Other	59.6	25.0	34.6
	$715.0	$577.9	$137.1

For the three months ended September 30, 2014:	Consolidated	North America	International
Retail	$766.7	$661.0	$105.7
Other	60.7	24.3	36.4
	$827.4	$685.3	$142.1

For the three months ended December 31, 2014:	Consolidated	North America	International
Retail	$686.4	$567.8	$118.6
Other	59.1	21.3	37.8
	$745.5	$589.1	$156.4

For the year ended December 31, 2014:	Consolidated	North America	International
Retail	$2,750.2	$2,308.6	$441.6
Other	239.6	96.3	143.3
	$2,989.8	$2,404.9	$584.9

($ in millions) (unaudited)

For the three months ended March 31, 2013:	Consolidated	North America	International
Retail	$345.7	$248.6	$97.1
Other	44.4	19.7	24.7
	$390.1	$268.3	$121.8

For the three months ended June 30, 2013:	Consolidated	North America	International
Retail	$600.9	$501.3	$99.6
Other	59.7	28.9	30.8
	$660.6	$530.2	$130.4

For the three months ended September 30, 2013:	Consolidated	North America	International
Retail	$668.2	$571.3	$96.9
Other	67.3	30.4	36.9
	$735.5	$601.7	$133.8

For the three months ended December 31, 2013:	Consolidated	North America	International
Retail	$610.7	$497.9	$112.8
Other	67.4	28.9	38.5
	$678.1	$526.8	$151.3

For the year ended December 31, 2013:	Consolidated	North America	International
Retail	$2,225.5	$1,819.2	$406.4
Other	238.8	107.8	130.9
	$2,464.3	$1,927.0	$537.3

SUMMARY OF PRODUCT SALES
(unaudited)

The following tables provide consolidated and recast reportable segment net sales by product for 2013 and 2014, by quarter and full year. The information presented for the Company is for all periods, except for Sealy, which is for all periods since March 18, 2013, the date the Company completed the acquisition of Sealy. In addition, the information presented only reflects the recategorization of product level net sales data and no other adjustments to the historical information have been made.

($ in millions) (unaudited)

For the three months ended March 31, 2014:	Consolidated	North America	International
Bedding	$636.0	$517.1	$118.9
Other	65.9	35.5	30.4
	$701.9	$552.6	$149.3

For the three months ended June 30, 2014:	Consolidated	North America	International
Bedding	$657.4	$547.9	$109.5
Other	57.6	30.0	27.6
	$715.0	$577.9	$137.1

For the three months ended September 30, 2014:	Consolidated	North America	International
Bedding	$755.3	$645.8	$109.5
Other	72.1	39.5	32.6
	$827.4	$685.3	$142.1

For the three months ended December 31, 2014:	Consolidated	North America	International
Bedding	$677.8	$551.1	$126.7
Other	67.7	38.0	29.7
	$745.5	$589.1	$156.4

For the year ended December 31, 2014:	Consolidated	North America	International
Bedding	$2,726.5	$2,261.9	$464.6
Other	263.3	143.0	120.3
	$2,989.8	$2,404.9	$584.9

($ in millions) (unaudited)

For the three months ended March 31, 2013:	Consolidated	North America	International
Bedding	$338.6	$244.9	$93.7
Other	51.5	23.4	28.1
	$390.1	$268.3	$121.8

For the three months ended June 30, 2013:	Consolidated	North America	International
Bedding	$598.5	$494.0	$104.5
Other	62.1	36.2	25.9
	$660.6	$530.2	$130.4

For the three months ended September 30, 2013:	Consolidated	North America	International
Bedding	$662.3	$558.1	$104.2
Other	73.2	43.6	29.6
	$735.5	$601.7	$133.8

For the three months ended December 31, 2013:	Consolidated	North America	International
Bedding	$599.0	$482.3	$116.7
Other	79.1	44.5	34.6
	$678.1	$526.8	$151.3

For the year ended December 31, 2013:	Consolidated	North America	International
Bedding	$2,198.4	$1,779.3	$419.1
Other	265.9	147.7	118.2
	$2,464.3	$1,927.0	$537.3